September 19, 1996

VIA FACSIMILE MAIL

4949 Marbrisa Limited    The Balcor Company       Daniel J. Perlman, Esq.
Partnership              2355 Waukegan Road       Katten Muchin & Zavis
c/o The Balcor Company   Suite A200               Suite 2100
2355 Waukegan Road       Bannockburn, IL  60015   525 W. Monroe Street
Suite A200               Attn.:  Al Lieberman     Chicago, IL  60661
Bannockburn, IL  60015
Attn.:  Ilona Adams

     Re: Agreement of Sale, dated as of the 16th day of July, 1996 (the "Agreement") between 4949 Marbrisa Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Marbrisa Apartments, Tampa, Florida (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Closing Date, as such term is defined in Section 9 of the Agreement, be changed from September 19, 1996 to September 26, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                              a Maryland Real Estate Investment Trust,
                              its general partner

                         By:  /s/ Shelley L. Dunck
                              ------------------------------------
                                  Shelley L. Dunck
                                  Vice President


Approved and Accepted this    day of September, 1996

4949 MARBRISA LIMITED PARTNERSHIP, an Illinois limited partnership

By: 4949 Marbrisa of Illinois, Inc., an Illinois corporation


     By:  /s/ John K. Powell, Jr.
          ------------------------------
     Name:
          ------------------------------
     Title:
          ------------------------------

                              September 26, 1996

VIA FACSIMILE MAIL

4949 Marbrisa Limited    The Balcor Company       Daniel J. Perlman, Esq.
Partnership              2355 Waukegan Road       Katten Muchin & Zavis
c/o The Balcor Company   Suite A200               Suite 2100
2355 Waukegan Road       Bannockburn, IL  60015   525 W. Monroe Street
Suite A200               Attn.:  Al Lieberman     Chicago, IL  60661
Bannockburn, IL  60015
Attn.:  Ilona Adams

     Re: Agreement of Sale, dated as of the 16th day of July, 1996 (the "Agreement") between 4949 Marbrisa Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Marbrisa Apartments, Tampa, Florida (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Closing Date, as such term is defined in Section 9 of the Agreement, be changed from September 26, 1996 to October 4, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                              a Maryland Real Estate Investment Trust,
                              its general partner

                         By:  /s/ Shelley L. Dunck
                              ------------------------------------
                                  Shelley L. Dunck
                                  Vice President


Approved and Accepted this    day of September, 1996

4949 MARBRISA LIMITED PARTNERSHIP, an Illinois limited partnership

By: 4949 Marbrisa of Illinois, Inc., an Illinois corporation


     By:  /s/ James E. Mendelson
          ------------------------------
     Name:    James E. Mendelson
          ------------------------------
     Title:   Authorized Rep.
          ------------------------------

                                October 2, 1996

VIA FACSIMILE MAIL

4949 Marbrisa Limited    The Balcor Company       Daniel J. Perlman, Esq.
Partnership              2355 Waukegan Road       Katten Muchin & Zavis
c/o The Balcor Company   Suite A200               Suite 2100
2355 Waukegan Road       Bannockburn, IL  60015   525 W. Monroe Street
Suite A200               Attn.:  Al Lieberman     Chicago, IL  60661
Bannockburn, IL  60015
Attn.:  Ilona Adams

     Re: Agreement of Sale, dated as of the 16th day of July, 1996 (the "Agreement") between 4949 Marbrisa Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Marbrisa Apartments, Tampa, Florida (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Closing Date, as such term is defined in Section 9 of the Agreement, be changed from October 4, 1996 to October 11, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                              a Maryland Real Estate Investment Trust,
                              its general partner

                         By:  /s/ Shelley L. Dunck
                              ------------------------------------
                                  Shelley L. Dunck
                                  Vice President


Approved and Accepted this    day of October, 1996

4949 MARBRISA LIMITED PARTNERSHIP, an Illinois limited partnership

By: 4949 Marbrisa of Illinois, Inc., an Illinois corporation


     By:  /s/ John K. Powell, Jr.
          ------------------------------
     Name:    John K. Powell, Jr.
          ------------------------------
     Title:   Senior Vice President
          ------------------------------